UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2010

MILLENNIUM INDIA ACQUISITION COMPANY INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

333-133189

20-4531310

(Commission File Number)

(IRS Employer Identification No.)

330 East 38th Street

Suite 40H

New York, New York 10016

(Address of principal executive offices and zip Code)

Registrant’s telephone number, including area code: (917) 640-2151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On October 8, 2010 the registrant issued a press release announcing that it received a Nasdaq Staff Deficiency Letter on October 7, 2010 indicating that the Nasdaq Staff determined that the Company had failed to comply with Nasdaq Listing Rule 5250(c)(1) because the Company’s four most recent "periodic reports" did not include certifications signed by the Company’s principal executive officer as required by Rule 30a-2 promulgated under the Investment Company Act of 1940; a copy of which is attached hereto as Exhibit [99.1] and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press Release of Financial Statements [Press release dated October 8, 2010]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM INDIA ACQUISITION COMPANY INC. /s/ F. Jacob Cherian
Date: October 8, 2010	F. Jacob Cherian Chief Executive Officer